                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             DEL MONTE CORPORATION
                               OFFER TO EXCHANGE
                             ALL OF ITS OUTSTANDING
                   8 5/8% SENIOR SUBORDINATED NOTES DUE 2012

                                      FOR

               SERIES B 8 5/8% SENIOR SUBORDINATED NOTES DUE 2012
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933


               PURSUANT TO THE PROSPECTUS DATED NOVEMBER 19, 2003



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, DECEMBER 17, 2003, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE").


                    TO: THE BANK OF NEW YORK, EXCHANGE AGENT


                   By Mail:                                         By Hand:
             The Bank of New York                             The Bank of New York
          101 Barclay Street, 7 East                       101 Barclay Street, 7 East
           New York, New York 10286                      Corporate Trust Services Window
        Attention: Mr. Bernard Arsenec                            Ground Level
          Corporate Trust Operations                        New York, New York 10286
              Reorganization Unit                        Attention: Mr. Bernard Arsenec
                                                           Corporate Trust Operations
                                                               Reorganization Unit
                                                        Telephone Number: (212) 815-5098

         By Overnight Mail or Courier:           By Facsimile (for Eligible Institutions only):
             The Bank of New York                              FAX: (212) 298-1915
          101 Barclay Street, 7 East
        Corporate Trust Services Window                  Confirm Facsimile by Telephone:
                 Ground Level                                    (212) 815-5098
           New York, New York 10286
        Attention: Mr. Bernard Arsenec
          Corporate Trust Operations
              Reorganization Unit
       Telephone Number: (212) 815-5098


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     The undersigned acknowledges receipt of the prospectus dated November 19, 2003 (the "Prospectus"), of Del Monte Corporation, a Delaware corporation (the "Company"), relating to the offer by the Company, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal," which together with the Prospectus and the instructions hereto constitute the "Offering Materials"), to exchange Series B 8 5/8% Senior Subordinated Notes due 2012 which have been registered under the Securities Act of 1933 (the "Exchange Notes") for any and all of its outstanding 8 5/8% Senior Subordinated Notes due 2012 issued on December 20, 2002 (the "Outstanding Notes"), at the rate of $1,000 principal amount of the Exchange Notes for each $1,000 principal amount of the Outstanding Notes (the "Exchange Offer").


     Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY
                                     BOXES.

     This Letter of Transmittal is to be used if the Outstanding Notes are to be physically delivered herewith, or if guaranteed delivery procedures are being used, pursuant to the procedures set forth under "The Exchange Offer" in the Prospectus. No alternative, conditional or contingent tender of Outstanding Notes will be accepted. A tendering Holder (as herein defined), by execution of this Letter of Transmittal or facsimile hereof, waives all rights to receive notice of acceptance of such Holder's Outstanding Notes for purchase.

     Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") can execute the tender through the Automated Tender Offer Program ("ATOP"). By crediting Outstanding Notes to the Exchange Agent's account at DTC in accordance with ATOP procedures, which includes the transmission of an agent's message to the Exchange Agent in which the Holder of Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send the agent's message to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent's message.

     The term "Holder," as used in this Letter of Transmittal, means (i) any person in whose name any Outstanding Notes are registered on the Company's books, (ii) any other person who has obtained a properly completed assignment of Outstanding Notes from the registered Holder, and (iii) any participant tendering by book-entry transfer to the DTC.

     Only Holders are entitled to tender their Outstanding Notes in the Exchange Offer. Any financial institution that is a participant in the DTC system and whose name appears on a security position listing as the record owner of the Outstanding Notes and who wishes to make book-entry delivery of such Outstanding Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing the DTC's nominee to complete and sign the proxy attached thereto. Persons who are beneficial owners of the Outstanding Notes but are not Holders and who seek to tender Outstanding Notes should (i) contact the Holder of such Outstanding Notes and instruct such Holder to tender on its behalf prior to the Expiration Date, (ii) obtain and include with this Letter of Transmittal Outstanding Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to tender on behalf of such Holder prior to the Expiration Date, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, a commercial bank or trust company having an office or correspondent in the United States or a participant in a recognized medallion signature guarantee program (each, an "Eligible Institution") or (iii) effect a record transfer of such Outstanding Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Outstanding Notes prior to the Expiration Date.

     If a Holder desires to tender Outstanding Notes and such Outstanding Notes are not immediately available or time will not permit all documents required by the Exchange Offer to reach the Exchange Agent (or such Holder is unable to complete the procedure for book-entry transfer on a timely basis) prior to 5:00 p.m., New York City time, on the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1.

     During any extension of the Exchange Offer, all Outstanding Notes previously tendered and not withdrawn or revoked pursuant to the Exchange Offer that have not been accepted for purchase will remain subject to the Exchange Offer and may be accepted thereafter for purchase by the Company.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Outstanding Notes.

     The undersigned acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than (i) a broker-dealer who purchased Outstanding Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and, except for broker-dealers that have acquired the Outstanding Notes as a result of market making or other trading activities, prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such Exchange Notes. See Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and "The Exchange Offer -- Resale of the Exchange Notes" in the Prospectus.

     THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OUTSTANDING NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

     The undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired in connection with the Prospectus are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the Holder nor any such person is participating, intends to participate, and have any arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) the Holder and any such person acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the SEC set forth in no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer -- Resale of the Exchange Notes," (iv) the Holder and any such person understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security Holder information required by Item 507 of Regulation S-K of the Securities Act and (v) neither the Holder nor any such person is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company.

     In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Outstanding Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Offer," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Notes in the open market, in privately negotiated transactions or otherwise. The term of any such purchases or offers could differ from the terms set forth the Offering Materials.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer, has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be reasonably necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

     The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that by tendering Outstanding Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering Holder will be deemed to have waived the right to receive any payment in respect of interest on the Outstanding Notes accrued up to the date of issuance of the Exchange Notes.

     The undersigned recognizes that, under certain circumstances set forth in the Offering Materials, the Company may not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under the box entitled "Special Delivery Instructions" below.

     Unless otherwise indicated under the box entitled "Special Issuance Instructions" below, please deliver Exchange Notes in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send Exchange Notes to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Outstanding Notes from the name of the registered Holder thereof if the Company does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED HEREIN AND IN THE EXCHANGE OFFER.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (SEE INSTRUCTIONS 1 AND 3 AND THE FOLLOWING PARAGRAPH)
             (IMPORTANT: ALSO COMPLETE SUBSTITUTE FORM W-9 HEREIN)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated: --------------------, 2003

If the Holder(s) is/are tendering any Outstanding Notes, this Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the Outstanding Notes or on a security position listing or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): ----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)


Capacity: ----------------------------------------------------------------------

Address: ----------------------------------------------------------------------

Area Code and Telephone Number: ------------------------------------------------

Tax Identification or Social Security No(s).: ---------------------------------
       (See Instructions 5 and 6 and complete Substitute Form W-9 herein)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
  an Eligible Institution:

Authorized Signature: ---------------------------------------------------------

Printed Name: -----------------------------------------------------------------

Title: ------------------------------------------------------------------------

Name of Firm: -----------------------------------------------------------------

Address: ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Area Code and Telephone Number: -----------------------------------------------

Dated: --------------------, 2003

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING
           NOTES OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

    List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule attached thereto. See Instruction 7. The minimum permitted tender is $1,000 principal amount of Outstanding Notes; all other tenders must be in integral multiples of $1,000.

-------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF OUTSTANDING NOTES
-------------------------------------------------------------------------------------------------------------------
                                                                        (III)
                (I)                            (II)              AGGREGATE PRINCIPAL                (IV)
NAME(S) AND ADDRESS(ES) OF HOLDER(S)        CERTIFICATE                 AMOUNT                PRINCIPAL AMOUNT
     (PLEASE FILL IN, IF BLANK)              NUMBER(S)               REPRESENTED                  TENDERED
-------------------------------------------------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------
                                      TOTAL
-------------------------------------------------------------------------------------------------------------------
(ii) and (iii) Need not be completed by Holders who tender by book-entry or in accordance with DTC's ATOP procedures for transfer.
Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Exchange Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the Outstanding Notes indicated in the column labeled "Aggregate Principal Amount
Represented." See Instruction 8.
-------------------------------------------------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 3):

   Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

   Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:
--------------------------------------------------------------------------------

    DTC Account Number:
--------------------------------------------------------------------------------

    Date Tendered:
--------------------------------------------------------------------------------

    Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
--------------------------------------------------------------------------------

    Address:
--------------------------------------------------------------------------------

    If delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering Outstanding Notes."

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

  To be completed ONLY if certificates for Outstanding Notes in a principal amount not exchanged and/or Exchange Notes are to be registered in the name of or issued to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Outstanding Notes tendered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue and mail: (check appropriate box(es)):

[ ] Exchange Notes to:  [ ] Outstanding Notes to:

Name(s)
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
               EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                       (COMPLETE THE SUBSTITUTE FORM W-9)

Credit Outstanding Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:
--------------------------------------------------------------------------------
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

  To be completed ONLY if certificates for Outstanding Notes in a principal amount not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than that shown in the box entitled "Descriptions of Outstanding Notes" on this Letter of Transmittal above.

Mail or deliver: (check appropriate box(es)):

[ ] Exchange Notes to:  [ ] Outstanding Notes to:

Name(s)
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                   TO BE COMPLETED BY ALL EXCHANGING HOLDERS
                              (SEE INSTRUCTION 5)

PAYEE'S NAME AND ADDRESS:
--------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
         FORM W-9           AT RIGHT AND CERTIFY BY SIGNING AND DATING     TIN ----------------------------------
DEPARTMENT OF THE TREASURY  BELOW. If awaiting TIN, please check the box   SOCIAL SECURITY NUMBER OR
 INTERNAL REVENUE SERVICE   in Part 4 and complete the "Certificate of     EMPLOYER IDENTIFICATION NUMBER
   PAYER'S REQUEST FOR      Awaiting Taxpayer Identification Number"
         TAXPAYER           below.
  IDENTIFICATION NUMBER
          (TIN)
------------------------------------------------------------------------------------------------------------------

PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

PART 3 -- CERTIFICATION -- Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding (see enclosed guidelines), or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
------------------------------------------------------------------------------------------------------------------


                                                                                      PART 4 --
SIGNATURE: ------------------------------ DATE: ------------------------- , 2003      Awaiting TIN [ ]
------------------------------------------------------------------------------------------------------------------

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty days, all reportable payments made to me thereafter will be subject to withholding at the applicable withholding rate (which is currently 30%) until I provide a Taxpayer Identification Number.

SIGNATURE: ------------------------------ DATE: ------------------------- , 2003

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE (WHICH IS CURRENTLY 30%) ON ANY REPORTABLE CASH PAYMENTS MADE TO YOU WITH RESPECT TO THE EXCHANGE NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Outstanding Notes; Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Exchange Offer, the Outstanding Notes, together with a properly completed Letter of Transmittal (or manually signed facsimile hereof) duly executed by the registered Holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the front page of this Letter of Transmittal and tendered Outstanding Notes must be received by the Exchange Agent at such address at or prior to 5:00 p.m., New York City time, on the Expiration Date; provided, however, that book-entry transfers of Outstanding Notes may be affected in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures For Tendering Outstanding Notes." If the beneficial owner of any Outstanding Notes is not the registered Holder, then such person may validly tender such person's Outstanding Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the registered Holder. LETTERS OF TRANSMITTAL OF OUTSTANDING NOTES SHOULD BE DELIVERED ONLY BY HAND OR BY COURIER, OR TRANSMITTED BY MAIL, AND ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

     THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER, AND IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IF OUTSTANDING NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     If a Holder desires to tender Outstanding Notes and such Holder's Outstanding Notes are not immediately available or time will not permit such Holder to complete the procedures for book-entry transfer on a timely basis or time will not permit such Holder's Letter of Transmittal and other required documents to reach the Exchange Agent on or before the Expiration Date, such Holder's tender may be effected if:

          (a) such tender is made by or through an Eligible Institution;

          (b) on or prior to the Expiration Date, the Exchange Agent has received a facsimile transmission or letter from such Eligible Institution setting forth the name and address of the Holder of such Outstanding Notes, the certificate number(s) of such Outstanding Notes (except in the case of book-entry tenders) and the principal amount of Outstanding Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the certificate representing the Outstanding Notes, unless the book-entry transfer procedures are to be used, and any other documents required by this Letter of Transmittal and Instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) this Letter of Transmittal, or a manually signed facsimile hereof, and Outstanding Notes, in proper form for transfer (or a book-entry confirmation with respect to such Outstanding Notes), and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

     2. Withdrawal of Tenders. Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal before the Exchange Agent receives notice of acceptance from the Company, (ii) specify the name of the person who tendered the Outstanding Notes, (iii) contain the description of the Outstanding Notes to be withdrawn, the certificate number(s) of such Outstanding Notes (except in the case of book-entry tenders) and the aggregate principal amount represented by such Outstanding Notes or a book-entry confirmation with respect to such Outstanding Notes, and (iv) be signed by the Holder of such Outstanding Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Outstanding Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Outstanding Notes have been tendered (i) by a registered Holder of Outstanding Notes who has not completed either the box entitled "Special Issuance

Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If the Outstanding Notes have been tendered pursuant to the procedure for book-entry tender set forth in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering Outstanding Notes," a notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written, telegraphic or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Outstanding Notes tendered by delivery of such Outstanding Notes, the name of the registered Holder (if different from that of the tendering Holder) to be credited with the withdrawn Outstanding Notes. Withdrawals may not be rescinded, and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus at any time on or prior to the applicable Expiration Date.

     3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Outstanding Notes without any change whatsoever.

     If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any Outstanding Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

     When this Letter of Transmittal is signed by the registered Holder(s) specified herein and tendered hereby, no endorsements of such Outstanding Notes or separate bond powers are required. If, however, Exchange Notes are to be issued, or any untendered principal amount of Outstanding Notes are to be reissued to a person other than the registered Holder, then endorsements of any Outstanding Notes transmitted hereby or separate bond powers are required.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s), such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Outstanding Notes.

     If this Letter of Transmittal or a Notice of Guaranteed Delivery or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Except as described in this paragraph, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Outstanding Notes tendered pursuant hereto are tendered (i) by a registered Holder of Outstanding Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     Endorsement on Outstanding Notes or signatures on bond forms required by this Instruction 3 must be guaranteed by an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering Holders should indicate in the applicable box the name and address to which Exchange Notes and/or substitute Outstanding Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     5. Tax Identification Number and Backup Withholding. Federal income tax law of the United States requires that a Holder of Outstanding Notes whose Outstanding Notes are accepted for exchange, or such Holder's assignee (in either case, the "Payee") provide the Company with such Payee's correct taxpayer identification number, which, in the case of a Payee who is an individual, is the Payee's social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the Payee's correct taxpayer identification number or an adequate basis for an exemption, the Payee may be subject to a penalty imposed by the Internal Revenue Service. In addition, cash payments on the Exchange Notes acquired pursuant to the Exchange Offer may be subject to backup withholding at the applicable withholding rate (which is currently 30%). Backup withholding is not an additional tax. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding, each Payee must provide its correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the Payee is awaiting a taxpayer identification number) and that either (a) the Payee is exempt from backup withholding, (b) the Payee has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of failure to report all interest or dividends or, after being so notified, the Internal Revenue Service has notified the Payee that it is no longer subject to backup withholding.

     If the Payee does not have a TIN, such Payee should consult the enclosed W-9 Guidelines for instructions on applying for a TIN, check the box in Part 4 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. Note:
Checking the box in Part 4 on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future. If the box in Part 4 of the Substitute Form W-9 has been checked and a Taxpayer Identification Number is not provided to the payor within 60 days, all reportable cash payments made to the Payee thereafter will be subject to withholding at the applicable withholding rate (currently 30%) until a TIN is provided to the Payor.

     If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Certain Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. An exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. For a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding." Such form may be obtained from the Internal Revenue Service or can be provided to you by the Exchange Agent upon request.

     6. Transfer Taxes. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage fees or commissions or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed. If the box entitled "Special Issuance Instructions" has been completed, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person indicated on that box) payable on account of the transfer will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. The Company will pay all other charges or expenses in connection with the Exchange Offer. If Holders tender Outstanding Notes for exchange and the Exchange Offer is not consummated, such Outstanding Notes will be returned to the Holders at the Company's expense.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

     7. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Outstanding Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     8. Partial Tenders. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of Outstanding Notes which are tendered in column (iv) of the "Description of Outstanding Notes." In the case of partial tenders, the Outstanding Notes in fully registered form for the remainder of the principal amount of the Outstanding Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

     Unless otherwise indicated in column (iv) in the box labeled "Description of Outstanding Notes," and subject to the terms and conditions of the Exchange Offer, tenders made pursuant to this Letter of Transmittal will be deemed to have been made with respect to the entire aggregate principal amount represented by the Outstanding Notes indicated in column (iii) of such box.

     9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10. Validity and Acceptance of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Outstanding Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered and to reject any Outstanding Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Outstanding Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Outstanding Notes in the Exchange Offer). The interpretation of the terms and conditions of the Offering Materials by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes for exchange must be cured within such period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Outstanding Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Outstanding Notes will not be deemed to have been made until such irregularities have been cured or waived.

     11. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at the address set forth below or from the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent:

                              The Bank of New York
                           101 Barclay Street, 7 East
                            New York, New York 10286

                         Attention: Mr. Bernard Arsenec

                           Corporate Trust Operations
                              Reorganization Unit

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

---------------------------------------------------------------
                                   GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:          NUMBER OF --
---------------------------------------------------------------
1.   An individual's account       The individual
2.   Two or more individuals       The actual owner of the
     (joint account)               account or, if combined
                                   funds, any one of the
                                   individuals(1)
3.   Husband and wife (joint       The actual owner of the
     account)                      account or, if joint funds,
                                   either person(1)
4.   Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
5.   Adult and minor (joint        The adult or, if the minor
     account)                      is the only contributor, the
                                   minor(1)
6.   Account in the name of        The ward, minor, or
     guardian or committee for a   incompetent person(3)
     designated ward, minor, or
     in competent person
7.   a. The usual revocable        The grantor-trustee(1)
     savings trust account
        (grantor is also trustee)
     b. So-called trust account    The actual owner(1)
     that is not a legal or valid
        trust under State law
8.   Sole Proprietorship accounts  The owner(4)
---------------------------------------------------------------

 -------------------------------------------------------------------------------
                                                       GIVE THE EMPLOYER
                                                     IDENTIFICATION NUMBER
FOR THIS TYPE OF ACCOUNT:                                    OF --
 -------------------------------------------------------------------------------
    9.     A valid trust, estate, or pension   Legal entity (Do not furnish the
           trust                               identifying number of the personal
                                               representative or trustee unless
                                               the legal entity itself is not
                                               designated in the account
                                               title)(5)
   10.     Corporate account                   The corporation
   11.     Religious, charitable, or           The organization
           educational organization account
   12.     Partnership account held in the     The partnership
           name of the business
   13.     Association, club, or other tax-    The organization
           exempt organization
   14.     A broker or registered nominee      The broker or nominee
   15.     Account with the Department of      The public entity
           Agriculture in the name of a
           public entity (such as a State or
           local government, school district
           or prison) that receives
           agricultural program payments

---------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) You must show your individual name, but you may also enter your business name or "doing business as" name. You may use either your social security number or employer identification number (if you have one). However, the IRS prefers that you use your Social Security Number.
(5) List first and circle the name of the valid trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                     NUMBER ON SUBSTITUTE FORM W-9 (CONT.)
             (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

                                     PAGE 2

OBTAINING A NUMBER

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for an Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

  - A corporation.

  - A financial institution.

  - An organization exempt from tax under section 501(a), or an individual retirement plan.

  - The United States or any agency or instrumentality thereof.

  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  - An international organization or any agency, or instrumentality thereof.

  - A registered dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  - A real estate investment trust.

  - A common trust fund operated by a bank under section 584(a).

  - An exempt charitable remainder trust described in Section 664, or a non-exempt trust described in Section 4947(a)(1).

  - An entity registered at all times during the tax year under the Investment Company Act of 1940.

  - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  - Payments to nonresident aliens subject to withholding under Section 1441.

  - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

  - Payments of patronage dividends where the amount received is not paid in money.

  - Payments made by certain foreign organizations.

  - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payor or have provided an incorrect taxpayer identification number to the payor.

  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  - Payments described in Section 6049(b) (5) to nonresident aliens.

  - Payments on tax-free covenant bonds under Section 1451.

  - Payments made by certain foreign organizations.

  - Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, AND RETURN IT TO THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6045, and 6050A and the regulations issued thereunder.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other items of income to give taxpayer identification numbers to payors who must file information returns with the IRS to report those payments. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. If a payee does not provide a taxpayer identification number to the payor, the payor may be required to withhold taxes from reportable cash payments made to the payee at the applicable withholding rate (which is currently 30%). Certain penalties may also apply.

PENALTIES

(1) Penalty For Failure To Furnish Taxpayer Identification Number. -- If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty For False Information With Respect To Withholding. -- If you make a false statement with no reasonable basis which results in a decrease in the amount of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                        14